UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2012

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2012, RAIT Financial Trust (“RAIT”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with MLV & Co. LLC (“MLV”) providing that, from time to time during the term of the Sales Agreement, on the terms and subject to the conditions set forth therein, RAIT may issue and sell through MLV, up to 2,000,000 shares of RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, par value $0.01 per share (the “Series A Preferred Shares”), up to 2,000,000 shares of RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares, par value $0.01 per share (the “Series B Preferred Shares”) and up to 2,000,000 shares of RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares, par value $0.01 per share (the “Series C Preferred Shares” and, together with the Series A Preferred Shares and Series B Preferred Shares issuable under the Sales Agreement, the “Offered Preferred Shares”).

Each time RAIT seeks to issue and sell Offered Preferred Shares pursuant to the Sales Agreement, RAIT will notify MLV of any parameters of these sales, which may include the number of Offered Preferred Shares, the time period during which sales are requested to be made, any limitation on the number of Offered Preferred Shares that may be sold in any one day and any minimum price below which sales may not be made. Unless MLV declines to accept RAIT’s notice, MLV agrees to use its commercially reasonable efforts to sell the Offered Preferred Shares up to the amount specified, and otherwise in accordance with the terms of RAIT’s notice.

Subject to the terms of RAIT’s notice, MLV may sell Offered Preferred Shares by any method deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange the (“NYSE”), on any other existing trading market for the Offered Preferred Shares or to or through a market maker. Subject to the terms of our notice and with our prior written consent, MLV may also sell any Offered Preferred Shares by any other method permitted by law and consistent with NYSE rules. Sales of Offered Preferred Shares may be made pursuant to the prospectus supplement dated May 21, 2012, and the accompanying base prospectus dated September 9, 2011, filed with the Securities and Exchange Commission (the “Commission”) pursuant to RAIT’s effective registration statement on Form S-3 (File No. 333-175901), which was declared effective by the Commission on September 9, 2011.

MLV is entitled to compensation of up to 3% of the gross proceeds from each sale of Offered Preferred Shares under the Sales Agreement. The terms and conditions of the Sales Agreement include various representations and warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions. In the ordinary course of business, MLV or its affiliates may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, RAIT and its affiliates for which they may receive customary fees and expenses.

The above summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by the Sales Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein. A copy of the opinion of Duane Morris LLP relating to the legality of the issuance and sale of Offered Preferred Shares pursuant to the Sales Agreement is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Ledgewood, a professional corporation, as to tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 22, 2012, Jack E. Salmon and RAIT agreed that Mr. Salmon would cease serving as RAIT’s chief financial officer and treasurer. Mr. Salmon will continue to lead RAIT’s sponsored public non-traded real estate investment trust (“REIT”), Independence Realty Trust, Inc. (“IRT”), where he serves as IRT’s president and as one of IRT’s directors. Mr. Salmon also serves as an officer and a manager of IRT’s advisor, Independence Realty Advisors, LLC, a wholly-owned subsidiary of RAIT.

(c) On May 22, 2012, the Board of Trustees of RAIT (the “Board”) appointed James J. Sebra, who previously served as RAIT’s chief accounting officer and senior vice president, to serve instead as RAIT’s chief financial officer and treasurer.

James J. Sebra, age 36, has served as RAIT’s chief financial officer and treasurer since May 2012 and as RAIT’s senior vice president and chief accounting officer from May 2007 to May 2012. Mr. Sebra has served as IRT’s chief financial officer since May 2012 and as IRT’s treasurer since January 2011. Mr. Sebra has served as the chief financial officer and treasurer of RAIT’s sponsored non-traded REIT, Independence Mortgage Trust, Inc., since October 2011. Mr. Sebra joined RAIT in connection with RAIT’s acquisition of Taberna Realty Finance Trust (“TRFT”) in December 2006, having served as TRFT’s vice president and chief accounting officer since June 2005. Prior to joining TRFT, Mr. Sebra was the controller of Brandywine Realty Trust, a publicly held real estate investment trust, from 2004 through 2005. From 1998 through 2004, Mr. Sebra worked with Arthur Andersen LLP and KPMG LLP, public accounting firms, serving a variety of publicly held and privately held real estate companies and professional service firms.

         (e) On May 22, 2012, at the Annual Meeting of Shareholders (the “Annual Meeting”) of RAIT, the shareholders of RAIT approved a proposal to amend and restate the “RAIT Investment Trust 2008 Incentive Award Plan,” (the “Plan”), including renaming the plan as the “RAIT Financial Trust 2012 Incentive Award Plan,” increasing the number of RAIT’s common shares authorized for issuance under the plan and extending the term of the plan. The description of the terms and conditions of the plan set forth in RAIT’s definitive proxy statement (the “Proxy Statement”) filed March 22, 2012 with the Commission relating to the Annual Meeting under the caption “PROPOSAL 3. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF RAIT’S 2008 INCENTIVE AWARD PLAN” is incorporated herein by reference. A copy of the Plan as amended and restated is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On May 21, 2012, RAIT filed Articles Supplementary (the “Articles Supplementary”) with the Department of Assessments and Taxation of the State of Maryland reclassifying and designating (the “Reclassification”) an additional 5,760,000 of RAIT’s unclassified preferred shares of beneficial interest, par value $0.01 per share (the “Preferred Shares”), as 2,000,000 Series A Preferred Shares, 2,000,000 Series B Preferred Shares and 1,760,000 Series C Preferred Shares.

The Reclassification increases:

•	the number of shares classified as Series A Preferred Shares from 2,760,000 shares immediately prior to the Reclassification to 4,760,000 shares immediately after the Reclassification,

•	the number of shares classified as Series B Preferred Shares from 2,300,000 shares immediately prior to the Reclassification to 4,300,000 shares immediately after the Reclassification and

•	the number of shares classified as Series C Preferred Shares per share, from 1,840,000 shares immediately prior to the Reclassification to 3,600,000 shares immediately after the Reclassification.

The Reclassification decreases the number of unclassified Preferred Shares from 18,100,000 shares immediately prior to the Reclassification to 12,340,000 shares immediately after the Reclassification.

RAIT engaged in the Reclassification in order to authorize the additional Offered Preferred Shares issuable under the Sales Agreement.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At RAIT’s Annual Meeting of Shareholders held on May 22, 2012 pursuant to the Proxy Statement, the voting results were as follows:

(a)	Proposal 1. Each of the following nominees was elected to the Board as follows:

Trustee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Scott F. Schaeffer	23,493,354	1,785,895	334,356	15,069,515
Edward S. Brown	23,488,995	1,787,813	336,798	15,069,515
Frank A. Farnesi	23,491,875	1,785,090	336,640	15,069,515
S. Kristin Kim	23,494,999	1,789,017	329,589	15,069,515
Arthur Makadon	23,018,864	2,245,326	349,416	15,069,515
John F. Quigley, III	22,982,652	2,301,788	329,165	15,069,515
Jon C. Sarkisian	23,496,486	1,781,174	335,945	15,069,515
Murray Stempel, III	22,444,363	2,851,336	317,907	15,069,515

(b)   Proposal 2. The proposal to approve the selection of Grant Thornton LLP as RAIT’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved as follows:

Votes for	38,353,988
Votes against	1,276,418
Votes abstained	1,052,715
Broker non-votes	0

(c)  Proposal 3. The proposal to approve an amendment and restatement of the Plan was approved as follows:

Votes for	19,032,214
Votes against	5,570,928
Votes abstained	1,010,463
Broker non-votes	15,069,515

In addition, the total votes cast on this proposal met the New York Stock Exchange requirement described in the Proxy Statement that over 50% of RAIT’s outstanding common shares vote on the proposal.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
1.1	At Market Issuance Sales Agreement, dated May 21, 2012, by and between RAIT Financial Trust and MLV & Co. LLC.
3.1	Articles Supplementary, dated May 21, 2012.
5.1	Opinion of Duane Morris LLP as to validity of the Offered Preferred Shares.
8.1	Opinion of Ledgewood, a professional corporation, as to tax matters.
10.1	RAIT Financial Trust 2012 Incentive Award Plan, as Amended and Restated May 22, 2012.
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).
23.2	Consent of Ledgewood, a professional corporation (included in Exhibit 8.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

May 25, 2012	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated May 21, 2012, by and between RAIT Financial Trust and MLV & Co. LLC.
3.1	Articles Supplementary, dated May 21, 2012.
5.1	Opinion of Duane Morris LLP as to validity of the Offered Preferred Shares.
8.1	Opinion of Ledgewood, a professional corporation, as to tax matters.
10.1	RAIT Financial Trust 2012 Incentive Award Plan, as Amended and Restated May 22, 2012.